Exhibit 32.02

Certification Pursuant to 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
I, Christopher M. Hix, as Senior Vice President, Finance, Chief Financial Officer and Treasurer of Colfax Corporation (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

1.
the annual report on Form 10-K of the Company for the period ended December 31, 2016 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2017

/s/ Christopher M. Hix
Christopher M. Hix Senior Vice President, Finance, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)